EXHIBIT 10.26


                              SANDERSON FARMS, INC.

                      SECOND AMENDMENT TO CREDIT AGREEMENT



Harris Trust and Savings Bank
Chicago, Illinois

SunTrust Bank, Atlanta
Atlanta, Georgia

Deposit Guaranty National Bank
Jackson, Mississippi

Credit Agricole Indosuez, Chicago Branch
     (formerly known as Caisse Nationale de Credit
     Agricole, Chicago Branch)
Chicago, Illinois

Trustmark National Bank
Jackson, Mississippi

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of July 31, 1996, as amended (the "Credit Agreement") among the undersigned, Sanderson Farms, Inc., a Mississippi corporation (the "Company"), you (the "Banks") and Harris Trust and Savings Bank, as agent for the Banks (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

         The Credit Agreement provides for a $125,000,000 Revolving Credit to be made available to the Company for the period up to and including July 31, 2000 and the Company now applies to the Banks to increase the amount of the Revolving Credit to $130,000,000 and extend the availability of the Revolving Credit up to and including July 31, 2001 in the manner and on the terms and conditions set forth herein.

          1. AMENDMENTS.

         Upon satisfaction of all of the conditions precedent set forth in
Section 2 hereof, the Credit Agreement shall be amended as follows:

        1.1. The date "July 31, 2000" appearing in the last sentence of Section 1.1(a) of the Credit Agreement shall be replaced with the date "July 31, 2001", and the Revolving Credit Termination Date under the Credit Agreement shall be July 31, 2001.

        1.2. Section 1.1(c) of the Credit Agreement shall be amended to read as follows:

                  "(c) The respective maximum aggregate principal amounts of the Revolving Credit at any one time outstanding and the percentage of the Revolving Credit available at any time which each Bank by its acceptance hereof severally agrees to make available to the Company are as follows (collectively, the "Revolving Credit Commitments" and individually, a "Revolving Credit Commitment"):

 Harris Trust and Savings Bank                    $36,400,000       28%

 SunTrust Bank, Atlanta                           $33,280,000       25.60000000%

 Deposit Guaranty National Bank                   $20,800,000       16%

 Credit Agricole Indosuez, Chicago Branch         $20,800,000       16%

 Trustmark National Bank                          $18,720,000       14.40000000%

          Total                                   $130,000,000      100%"

        1.3. Section 7.8 of the Credit Agreement shall be amended to read as follows:

        "Section 7.8. Consolidated Net Working Capital. The Company will maintain at all times Consolidated Net Working Capital in an amount not less than the amount indicated below during each fiscal year of the Company indicated below:

         FISCAL YEAR ENDING                             MINIMUM REQUIRED AMOUNT

         October 31, 1996                                      $42,000,000
         October 31, 1997                                      $45,000,000
         October 31, 1998                                      $48,000,000
         October 31, 1999                                      $50,000,000
         October 31, 2000                                      $50,000,000
         October 31, 2001                                      $50,000,000
         October 31, 2002                                      $50,000,000
         October 31, 2003                                      $50,000,000
         October 31, 2004                                      $50,000,000
         October 31, 2005                                      $50,000,000"

        1.4. Section 7.10 of the Credit Agreement shall be amended to read as follows:

       "Section 7.10. Consolidated Indebtedness for Borrowed Money to Total Capitalization. The Company will not permit the ratio of its Consolidated Indebtedness for Borrowed Money to its Total Capitalization (the "Funded Debt Ratio") at any time to exceed the percentage indicated below during each fiscal year of the Company specified below:

       FISCAL YEAR ENDING                               MAXIMUM PERCENTAGE

       October 31, 1996                                          55%
       October 31, 1997                                          65%
       October 31, 1998                                          65%
       October 31, 1999                                          55%
       October 31, 2000                                          55%
       October 31, 2001                                          50%
       October 31, 2002                                          45%
       October 31, 2003                                          40%
       October 31, 2004                                          40%
       October 31, 2005                                         40%"

        1.5. Section 7.12 of the Credit Agreement shall be amended to read as follows:

       "Section 7.12. Capital Expenditures. The Company will not, and will not permit any Subsidiary to, be obligated to spend during any fiscal year for capital expenditures (as defined and classified in accordance with generally accepted accounting principles consistently applied, including without limitation any such capital expenditures in respect of Capitalized Leases but excluding any acquisition permitted by Section 7.14(d) which might constitute such a capital expenditure) an aggregate amount for the Company and its Subsidiaries in excess of the amount indicated below for each fiscal year of the Company plus an amount (the "Carryover Amount") permitted to be spent in the preceding fiscal year but not actually spent therein (the "Maximum Carryover Amount to the Next Fiscal Year"):

                              MAXIMUM           MAXIMUM CARRYOVER AMOUNT
FISCAL YEAR ENDING   LIMITATION AMOUNT      TO THE NEXT FISCAL YEAR

 October 31, 1996         $65,000,000                  Unlimited
 October 31, 1997         $45,000,000                  Unlimited
 October 31, 1998         $25,000,000                $ 7,500,000
 October 31, 1999        Prior Year's                $ 7,500,000
                        Depreciation
 October 31, 2000                        Prior Year's                $ 7,500,000
                        Depreciation
 October 31, 2001                        Prior Year's                $ 7,500,000
                        Depreciation
 October 31, 2002                        Prior Year's                $ 7,500,000
                        Depreciation
 October 31, 2003                        Prior Year's                $ 7,500,000
                        Depreciation
 October 31, 2004                        Prior Year's                $ 7,500,000
                        Depreciation
 October 31, 2005                        Prior Year's                 $7,500,000
                        Depreciation

For purposes of this Section, any capital expenditures made in any fiscal year shall be applied first to the Carryover Amount, if any, available during such fiscal year."

          2. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

        2.1. The Company and each of the Banks shall have executed this Amendment.

        2.2. Each Guarantor Subsidiary shall have executed the Guarantors' Acknowledgment attached hereto.

        2.3. The Agent shall have received the favorable written opinion of counsel for the Company in the form of Exhibit A attached hereto.

        2.4. The Agent shall have received a Certificate of the Treasurer of the Company and each of the Guarantor Subsidiaries with respect to (a) resolutions of their respective Board of Directors authorizing the transactions contemplated hereby, and (b) incumbency and signature of the President, Treasurer and Secretary of the Company and each Guarantor Subsidiary.

          3. REPRESENTATIONS AND WARRANTIES.

        3.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct.

        3.2. The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

          4. MISCELLANEOUS.

        4.1. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Revolving Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Revolving Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

        4.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

        4.3. The Company hereby requests that Harris extend the Stated Expiration Date of its Letter of Credit Number SPL 34947 dated November 16, 1995 which Harris has issued for the Company's account to First Trust National Association, as trustee (the "Trustee") under the Indenture of Trust dated as of November 1, 1995 between Robertson County Industrial Development Corporation and the Trustee from July 31, 1999, to July 31, 2000. The Banks hereby consent and agree to such extension.



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         Upon acceptance hereof by the Agent and the Banks in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

         Dated as of July 23, 1998.


                       SANDERSON FARMS, INC.



                       By /s/D. Michael Cockrell
                       Its Treasurer & Chief Financial Officer

Accepted and agreed to as of the day and year last above written.


                       HARRIS TRUST AND SAVINGS BANK
                       individually and as Agent

                       By /s/Carl A. Blackham
                       Its Vice President

                       SUNTRUST BANK, ATLANTA

                       By /s/Gregory L. Cannon
                       Its Vice President

                       By /s/F. Steven Parrish
                       Its Vice President

                       DEPOSIT GUARANTY NATIONAL BANK

                       By /s/Stanley A. Herren
                       Its Senior Vice President

                       CREDIT AGRICOLE INDOSUEZ, CHICAGO BRANCH (formerly known as Caisse Nationale de Credit Agricole, Chicago
                       Branch)

                       BY /s/David Bouhl, F.V.P.
                       Its Head of Corporate Banking, Chicago


                       By /s/Katherine L. Abbott
                       Its First Vice President______________________________


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                       TRUSTMARK NATIONAL BANK

                       By /s/W. H. Edward
                       Its Vice President___________________________________



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                           GUARANTORS' ACKNOWLEDGMENT

         The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of July 31, 1996 (the "Guaranty Agreement"), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company's indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement and the Notes as amended by the foregoing Amendment shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.


Dated as of July 23, 1998.


                        SANDERSON FARMS, INC. (FOODS DIVISION)

                        By /s/D. Michael Cockrell
                        Its  Treasurer & Chief Financial Officer



                        SANDERSON FARMS, INC. (PRODUCTION DIVISION)

                        By /s/D. Michael Cockrell
                        Its Treasurer & Chief Financial Officer


                        SANDERSON FARMS, INC. (PROCESSING DIVISION)

                        By /s/D. Michael Cockrell
                        Its Treasurer & Chief Financial Officer


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                                    EXHIBIT A

                           FORM OF OPINION OF COUNSEL